EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SMSA Gainesville Acquisition Corp. on Form 10-Q for the quarterly period ended June 30, 2014, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, Chuck Talley, Chief Financial Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SMSA Gainesville Acquisition Corp.

Dated: September 15, 2014	By:	/s/ Chuck Talley
	Name:	Chuck Talley
	Title:	Chief Financial Officer